UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2013, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of The Charles Schwab Corporation (“CSC”), the Committee approved performance-based long-term incentive awards payable in cash (“Cash LTIP”), performance-based restricted stock units and stock options under the CSC 2004 Stock Incentive Plan for certain named executive officers as follows:

Name and Principal Position	Value of Cash LTIP (1)	Value of Restricted Stock Units (2)	Value of Nonqualified Stock Options (3)
Walter W. Bettinger II President and Chief Executive Officer	$4,000,000	$3,250,000	$3,250,000
Joseph R. Martinetto Executive Vice President and Chief Financial Officer	$1,437,500	$750,000	$750,000
James D. McCool Executive Vice President – Client Solutions	$1,375,000	$750,000	$750,000
Charles R. Schwab Chairman of the Board	$2,000,000	$1,500,000	$1,500,000

(1)

The Cash LTIP awards will have a date of grant of March 1, 2013, and will vest 100% on the fourth anniversary of the date of grant, based on CSC achieving a performance target related to cumulative earnings per common share for the four-year period from January 1, 2013 to December 31, 2016. The amount payable can range between zero and 200% of the target award depending on CSC’s performance.

(2)

The restricted stock unit awards will have a date of grant of March 1, 2013, and will vest 25% on the first, second, third, and fourth anniversaries of the date of grant, based on CSC achieving performance targets to be established by the Committee not later than the first 90 days of each one-year performance period from January 1 to December 31 of the calendar year preceding the vesting date. For the January 1, 2013 to December 31, 2013 performance period, the Committee has established performance targets related to return on common equity and cost of equity capital. The target number of restricted stock units to be granted will be calculated by dividing the value of the award by the fair market value (defined as the average of the high and low price) of a share of common stock on the date of grant. The shares vest only upon achieving performance targets and the number of shares actually paid can exceed the target amount depending on CSC’s performance. The maximum number of shares payable is 200% of the target number of restricted stock units granted. If CSC does not achieve a performance target for any one-year performance period, the unvested restricted stock units due to vest for that performance period will be forfeited.

(3)

The nonqualified stock options will be granted in three equal installments on the following predetermined grant dates: March 1, August 1, and November 1, 2013. The stock options will vest 25% on the first, second, third, and fourth anniversaries of the date of grant. The stock options will have a term of ten years. The stock options will have an exercise price equal to the closing price of CSC’s common stock on the date of grant. The number of stock options will be calculated by dividing the value of the award by the fair value of a stock option as valued by a binomial stock option pricing model on the date of grant.

On January 24, 2013, the Committee also approved changes to the retirement provisions of outstanding and prospective equity awards for the named executive officers, other active employees and non-employee directors, who retire on or after March 1, 2013. The changes are as follows:

•

Stock options will vest upon retirement, which is defined as age 55 with at least ten years of service for employees and age 70 or five years of service for non-employee directors. The post-termination exercise period for stock options will be the earlier of the original expiration date in the grant agreement and (1) five years from termination for employees with at least 10 years of service, but less than 15 years of service or (2) the original life of the option for employees with at least 15 years of service and non-employee directors.

•

For restricted stock units, awards vest at retirement. Outstanding restricted stock units are payable on the original vesting schedule noted in the award agreement. Future restricted stock units will vest and be paid in shares upon termination.

•

For performance-based restricted stock units, awards will continue to vest after retirement and be paid in shares on the original payment schedule subject to the company’s attainment of the performance goals.

•	Outstanding restricted stock awards will vest and restrictions on the shares will lapse upon termination.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.352	Form of Performance-Based Cash Long-Term Incentive Award Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.353	Form of Notice and Performance-Based Restricted Stock Unit Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.354	Form of Notice and Nonqualified Stock Option Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.355	Form of Notice and Restricted Stock Unit Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.356	Form of Notice and Retainer Stock Option Agreement for Non-Employee Directors under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.357	Form of Notice and Retainer Restricted Stock Unit Agreement for Non-Employee Directors under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.358	Form of Notice and Stock Option Agreement for Non-Employee Directors under The Charles Schwab Corporation Directors’ Deferred Compensation Plan II and The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.359	Form of Notice and Restricted Stock Unit Agreement for Non-Employee Directors under The Charles Schwab Corporation Directors’ Deferred Compensation Plan II and The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: January 30, 2013	By:	/s/ Joseph R. Martinetto

Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.352	Form of Performance-Based Cash Long-Term Incentive Award Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.353	Form of Notice and Performance-Based Restricted Stock Unit Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.354	Form of Notice and Nonqualified Stock Option Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.355	Form of Notice and Restricted Stock Unit Agreement under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.356	Form of Notice and Retainer Stock Option Agreement for Non-Employee Directors under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.357	Form of Notice and Retainer Restricted Stock Unit Agreement for Non-Employee Directors under The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.358	Form of Notice and Stock Option Agreement for Non-Employee Directors under The Charles Schwab Corporation Directors’ Deferred Compensation Plan II and The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.

10.359	Form of Notice and Restricted Stock Unit Agreement for Non-Employee Directors under The Charles Schwab Corporation Directors’ Deferred Compensation Plan II and The Charles Schwab Corporation 2004 Stock Incentive Plan and successor plans.